UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

C
URRENT
R
EPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): (May 20, 2024)

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6500 North Mineral Drive, Suite 200
Coeur d’Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)
(208) 769-4100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Hecla Mining Company and our affiliates and subsidiaries are filing this Current Report on Form 8-K solely to update portions of our Annual Report on Form 10-K for Hecla Mining Company for the year ended December 31, 2023, filed on February 15, 2024 (“2023 Form 10-K”) to reflect a change in Hecla’s reportable segments.
As previously disclosed in our Quarterly Report on Form 10-Q for the period ended March 31, 2024 (as filed with the SEC on May 9, 2024), effective in the first quarter of our fiscal year 2024, our internal reporting and reportable segments changed to align with a change in the chief operating decision makers’ evaluation of Hecla, effective January 2024. The Nevada Operations, historically reported as a separate segment, is now reported in Other. In accordance with Accounting Standards Codification (“ASC”) 280 guidance, segment information for all periods presented has been revised for these changes.
All prior period information has been recast to reflect this change in reportable segments. This Form 8-K will allow us to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in Exhibit 99.1 to this Form 8-K is not an amendment to the 2023 Form 10-K or a restatement of the financial statements included therein.
This Form 8-K updates and supersedes the information in the following sections of our 2023 Form 10-K to reflect retrospective application of our segment change to conform to the new segment presentation:

Item 1.	Business

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8.	Financial Statements and Supplementary Data

Item 15.	Exhibits and Financial Statement Schedules
In our Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “2024 Form 10-Q”), we adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2023, to reflect the retrospective application of our segment change.
No items in the 2023 Form 10-K other than those identified above are being updated by this Form 8-K. Information in the 2023 Form 10-K is generally stated as of December 31, 2023, and this Form 8-K does not reflect any subsequent information or events other than the change in segment reporting noted above. Without limiting the foregoing, this Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2023 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. For a discussion of events and developments subsequent to the filing of the 2023 Form 10-K, please refer to our SEC filings since that date. More current information is contained in the 2024 Form 10-Q and our other filings with the SEC after February 15, 2024.
This Form 8-K should be read in conjunction with our Annual Report on 2023 Form 10-K and any other documents we have filed with the SEC subsequent to February 15, 2024.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
 The following are filed as exhibits to this report:

23.1	Consent of BDO USA, P.C.

99.1	Updated portions of Hecla Mining Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Russell D. Lawlar

Name:	Russell D. Lawlar

Senior Vice President and Chief Financial Officer
Dated: May 20, 2024

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